March 4, 2026

Securities and Exchange Commission

100 F Street, N.W.

Washington, D.C. 20549

Re:  Wilton Reassurance Life Co of New York Variable Annuity Account (File No. 811-05649)

Dear Commissioners:

On behalf of Wilton Reassurance Life Co of New York Variable Annuity Account (the “Separate Account”) of Wilton Reassurance Life Company of New York (the “Company”), incorporated by reference are Annual Reports for the underlying funds of the Separate Account (the “Funds”) for filing with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”). The Company understands that the Funds have filed their Annual Reports with the Commission under separate cover pursuant to Rule 30d-1.

The Funds Annual Report filings are as follows:

Deutsche DWS Variable Series I – DWS Capital Growth VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series I – DWS Core Equity VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series I – DWS CROCI® International VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series II – DWS Global Income Builder VIP (Class A) (File No. 811-05002).

Deutsche DWS Variable Series I – DWS Global Small Cap VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series II – DWS Government Money Market VIP (Class A) (File No. 811-05002).

Deutsche DWS Variable Series II – DWS Small Mid Cap Growth VIP (Class A) (File No. 811-05002).

These Annual Reports are for the period ending December 31, 2025 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act. If you have any questions regarding this filing, please contact the undersigned at (319) 491-8364.

Very truly yours,

/s/ Karen Carpenter

Karen Carpenter

Assistant General Counsel

Chief Compliance Officer – Separate Accounts

801 Main Avenue, 5th Floor, Norwalk, CT 06851 t: 203.762.4400